                                                               Exhibit 10.27.1

                                AMENDMENT ONE
                                   TO THE
                         ORACLE ALLIANCE AGREEMENT
                                  BETWEEN
                         MEDICALOGIC/MEDSCAPE, INC.
                                    AND
                             ORACLE CORPORATION

This document ("Amendment One") shall serve to amend the Oracle Alliance Agreement between Medicalogic Inc (the "Alliance Member") and Oracle Corporation ("Oracle") dated Jan. 1, 2000 (the "Agreement").

The Agreement is amended as follows:

1.   At the end of Section 2.3.B.2, add the following:

     "With Oracle's written consent, which will not be unreasonably withheld, Sublicensee may assign its rights under this Agreement to an entity resulting from a merger or sale or other transfer of substantially all of Sublicensee's assets provided that the assignee company is not a competitor of Oracle, and the assignee agrees in writing to the terms and conditions of the Agreement."

2.   Before the last sentence of Section 5.1, add the following:

     "Also, if the audit reveals that the Alliance Member has overpaid fees to Oracle, Oracle will use best efforts to reimburse the Alliance Member in a timely manner."

3.   Delete Section 6.2 in its entirety.

4.   The following shall be added to the end of the first paragraph of
     Section 6.5:

     "Expiration or termination of a Sublicense Addendum or this Agreement shall not affect any sublicense agreement between the Alliance Member and its Sublicensees."

5.   Delete Section 8.5 in its entirety and replace with the following:

     "8.5 ASSIGNMENT

     Upon notice to Oracle, Alliance Member may assign its rights under this Agreement to an entity resulting from a merger or a sale or other transfer of substantially all of Alliance Member's assets provided that the assignee company


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

     is not a competitor of Oracle, and the assignee agrees in writing to the terms and conditions of the Agreement."

6.   Begin the second sentence of Section 8.10, ad the following:

     "Except with respect to the exclusive remedies of Section 7.1,"

Other than the modifications set forth above, the terms and conditions of the Agreement remain unchanged and in full force and effect.

The Effective Date of this Amendment One is January 1, 2000.


MEDICALOGIC/MEDSCAPE, INC.                 ORACLE CORPORATION


By: /s/ DONALD BLOODWORTH                  By: /s/ SIMEON ENEMUO
   -------------------------------            ----------------------------
Name: Donald Bloodworth                    Name: SIMEON ENEMUO
     -----------------------------              --------------------------
Title:   CFO                               Title:  CONTRACT SPECIALIST
      ----------------------------               -------------------------


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

[ORACLE LOGO]

                APPLICATION SPECIFIC SUBLICENSE ADDENDUM

This document (the "Addendum") is between Oracle Corporation ("Oracle") and MedicaLogic/Medscape, Inc. (the "Alliance Member") and shall be governed by the terms of the Oracle Alliance Agreement between the Alliance Member and Oracle effective January 1, 2000 (the "Agreement") and the terms set forth below.

1.    SUBLICENSES

1.1   SUBLICENSE PROGRAMS AND TERMS

           The Alliance Member may only Sublicense Application Specific Full
      Use Programs for which the Alliance Member has previously acquired a Supported Development License for the applicable Designated System. Notwithstanding any other provision of this Agreement, the Alliance Member shall have no right to Sublicense Programs designated as Oracle Applications Programs, Oracle Express Programs, Limited Production Programs, or other Programs specified by Oracle from time-to-time without the prior written consent of Oracle.

           The Alliance Member shall have the right to market and grant Sublicenses of Application Specific Full Use Programs under the conditions set forth in the Agreement and under the following restrictions:

      A. Sublicense Application Specific Full Use Programs with the Application Program in the Application Package for use on Designated Systems to Sublicensees. Each copy of the Application Specific Full Use Programs distributed shall be for the Sublicensee's own internal use in the Territory only on a single Designated System limited to a maximum number of Users; and

      B. Make and deliver to the Sublicensee a single copy of the Application Specific Full Use Programs in the Application Package for each Sublicense granted.

           The Alliance Member shall use all practical means available, both contractual and technical, to control the restricted use of each Application Specific Full Use Program Sublicense. If a Sublicensee uses the Application Specific Full Use Program beyond the limited functionality described in Section 1.2 hereof, the Alliance Member or Distributor shall immediately notify the Sublicensee of such unauthorized use and if the Sublicensee fails to discontinue such unauthorized use following notification either terminate the Sublicense or forward to Oracle one hundred percent (100%) of the applicable Full Use standard Program license fees in effect at the time the payment is made to Oracle together with a written request by the Sublicensee for a Full Use Program license from Oracle. Oracle must approve, in writing, the Sublicensee's request before continued use of the Programs by the Sublicensee shall be deemed authorized.

1.2   APPLICATION SPECIFIC FULL USE PROGRAMS

           For the purposes of this Addendum, "Application Specific Full Use Program(s)" shall mean Programs which are limited to use in conjunction with the Application Program. Such use may include development work to create modifications to customize such Application Program for the Sublicensee's requirements within the scope of the Application Program as described in the Application Package Attachment. Application Specific Full Use Programs may not be used in conjunction with or to create additional functionality or applications not described in the applicable Application Package Attachment. Without limiting the usage permitted above, the Sublicensee may use the Application Specific Full Use Programs only for the purpose of implementation and support of the Application Program. "Full Use Programs" shall mean unaltered versions of the Programs with all functions intact.

1.3   VALUE-ADDED PACKAGE

           For the purposes of this Addendum, "Application Program(s)" shall mean the Alliance Member's value-added application software, described in the attached Application Package Attachment with which the Application Specific Full Use Programs are to be coupled. "Application Package(s)" shall mean the Application Specific Full Use Programs coupled with the Application Programs. For purposes of the Agreement, the Application Program shall be regarded as the Alliance Member's Value-Added Package.

1.4   TRIAL SUBLICENSES

           The Alliance Member and its Distributors shall be entitled to grant, at no charge, up to a maximum combined total of ten (10) temporary Trial Sublicenses of the Application Package at any one time. Such Sublicenses shall be for evaluation purposes only and shall be for a period not to exceed thirty (30) days. The Alliance Member shall pay Oracle Sublicense fees for any Trial Sublicenses in excess of thirty (30) days. Each such Trial Sublicense shall be Sublicensed under a Sublicense agreement which provides for such trial use.

1.5   DISTRIBUTORS

           Oracle Grants the Alliance Member the right to appoint third parties ("Distributors") to market and Sublicense the Application Specific Full Use Programs in the Territory, under the terms of the Agreement and this Addendum. However, Distributors shall have no right to make copies of the Programs for Sublicensing and shall obtain all such Programs from the Alliance Member. Each Distributor shall execute a written agreement with the Alliance Member binding the Distributor to provisions substantially similar to those contained in Sections 2.3, 2.4, 2.5, 5.1, 5.2, 6.1, 6.3, 6.4, 6.5, 7.2.D, 7.5, 8.1, 8.2, 8.3, 8.5, 8.7, 8.9, 8.10, and 8.11 of the
      Agreement and to those contained in Sections 1 (except 1.5), 3, 4, 5, and 6 of this Addendum. Each obligation of the Alliance Member under such provisions shall also be applicable to each Distributor. Each Distributor agreement shall also contain any other provisions necessary for the

      Alliance Member to satisfy its commitments under the Agreement. The Alliance Member shall notify Oracle promptly in writing of the appointment of each such Distributor.

         In addition, the Alliance Member shall keep executed Distributor agreements and records of the Distributor information required under the Alliance Member's Sublicense reports, and shall allow Oracle to inspect such information as specified under the Agreement. The Alliance Member will defend and indemnify Oracle against all damages to Oracle caused by the Distributors' failure to include the required contractual terms set forth in Section 2.3.B of the Agreement in each Sublicense agreement. The Alliance Member agrees to enforce the terms of its Distributor agreements required under this Section so as to effect a timely cure of any Distributor breach, and to notify Oracle of any known breach of such terms.

1.6   DOCUMENTATION

         The Alliance Member shall be responsible for providing documentation for Sublicensees. The Alliance Member shall have the right to incorporate portions of the Documentation into the Alliance Member's documentation, subject to the provisions of Section 5.2 of the Agreement.

2.    SUBLICENSE FEES

2.1   SUBLICENSE FEES AND RATE

         For each copy of the Programs Sublicensed by the Alliance Member or its Distributor in the Application Package, the Alliance Member agrees to pay Oracle a Sublicense fee equal to forty percent (40%) of the applicable license fee for each such Program, as specified in the applicable Price List and Alliance Member Price List supplement to such Price List in effect at the time the applicable Programs are Sublicensed.

         As further specified in Section 5 of this Addendum, Sublicense fees shall be due and payable within twenty (20) days of the last day of each month. The Alliance Member shall not be relieved of its obligation to pay Sublicense fees owed to Oracle by the nonpayment of such fees by the Sublicensee...

         On or after each anniversary during the Term of this Addendum. Oracle may amend the Sublicense fee percentage rate set forth above based on Oracle'sthen-current standard Sublicense fee percentage rate schedule and the actual amount of Sublicense fees received by Oracle hereunder.

2.2   PRICE LIST FOR SUBLICENSES

         Notwithstanding any other provision of the Agreement, the applicable Price List for determining Sublicense fees shall be the standard Price List in effect at the time the Application Package is Sublicensed.

         Notwithstanding any other provision of this Agreement, if the Alliance Member issues a written Sublicense quote and such quote is accepted by the applicable Sublicensee, for a period of ninety (90) days after the date of submission of the quote to the Sublicensee, the Sublicense fee applicable to the Programs identified in the quote shall be based on the Price List in effect on such date.

2.3   USERS

         The Sublicense fees for a Program shall be based and priced on the applicable User Level for the maximum number of Users for such Program, as specified in the Price List. The Alliance Member shall have the right to Sublicense Programs on any User basis specified in the Price List in effect at the time the applicable Program is Sublicensed.

3.    TERM

         This Addendum shall become effective on the Effective Date of this Addendum and shall be valid for three (3) years (the "Term") from the Effective Date. Unless terminated as provided in the Agreement. Any renewal of this Addendum shall be subject to renegotiation of terms and fees.

         Unless the expiration or termination is for default by the Alliance Member, the Alliance Member may continue using the release of the Programs then in the Alliance Member's possession on the Designated Systems for which Development Licenses were granted, solely for the purpose of continuing technical support for Sublicenses granted prior to termination. Such continued use of the Programs shall be subject to all the provisions of this Agreement, including, without limitation, payment of the Technical Support Fees specified herein.

4.    TERRITORY

         The Alliance Member shall have the right to market and grant Sublicenses of Programs in the United States only (the "Territory").

5.    TECHNICAL SUPPORT

5.1   TECHNICAL SUPPORT FOR SUBLICENSEES

      A.   INSTALLATION

         The Alliance Member or its Distributors will be responsible for any assistance needed to install the Application Package at Sublicensee sites.

      B.   SUBLICENSING SUPPORT

         The Alliance Member is responsible for providing all technical support, training and consultations to its Sublicensees and Distributors. In consideration of the payments specified in
      Section 5.2, the Alliance Member shall have the right to use the Oracle Technical Support services acquired for its Supported Development Licenses to provide technical support services to its Sublicensees as further set forth in the Agreement. The Alliance Member shall continuously maintain Oracle Technical Support services for the Development Licenses during the period during which the Alliance Member provides technical support services to any Sublicensees. Any questions from the Alliance Member's Sublicensees or Distributors will be referred by Oracle to the Alliance Member.

6.2   TECHNICAL SUPPORT FEES

         For Technical Support services for Sublicensees, each year the Alliance Member agrees to pay Oracle annual Technical Support Fees for each Program Sublicensed under this Addendum, a previous Alliance Member Addendum, or previous distribution agreement between the parties hereto, where the Sublicensee received technical support services for such Application Specific Full Use Program during the applicable support period from the Alliance Member. If the Sublicensee has not continuously maintained Technical Support services from the earlier of the date of Sublicense or the date of shipment, the Alliance Member shall be required to reinstate lapsed Technical Support services for the applicable Sublicense at the fees set forth in this Section.

          Annual Technical Support Fees for a Program shall be equal to the applicable Technical Support Percentage Rate specified below, corresponding to the highest Technical Support Services level specified below for any Development License used under this Addendum, of the cumulative Sublicense fees accrued to Oracle for a Sublicensed Program supported by the Alliance Member.

     Technical Support                 Technical Support
     Services Level                    Percentage Rate
     -----------------                 -----------------
     Silver                                  19%
     Gold                                    26%

          In addition, the Alliance Member shall pay reinstatement charges to reinstate lapsed Technical Support services at an amount equal to the applicable Technical Support Percentage Rate specified above, corresponding to the highest Technical Support Services level specified below for any Development License used under this Addendum, of the cumulative Sublicense fees accrued to Oracle for the Sublicensed
     Program multiplied by the number of years for which Technical Support services have lapsed. For example, if the period of lapse was 2.5 years, the Alliance Member has acquired Silver Technical Support services for its Development Licenses in the Technical Support renewal year, and the original Sublicense fee for the Program was $100, then the reinstatement fee would be calculated as follows: .19 X $100 X 2.5.

          Upon December 31 of each year, the Alliance Member shall provide Oracle a report setting forth all of the Alliance Members' Sublicenses and those Sublicensed Programs which were supported by the Alliance Member during the calendar year. The report shall also include the applicable Technical Support Fees and reinstatement fees due and payable to Oracle for such calendar year. The Alliance Member shall provide Oracle with payment of all Technical Support Fees and reinstatement fees for such calendar year required under the applicable December 31 report with such report in the form of a check made out in the amount of such fees. All Technical Support Fees paid to Oracle are noncancelable and nonrefundable.

          On or after each anniversary during the Term of this Addendum, Oracle may amend the Technical Support Percentage Rates set forth above based on Oracle's then-current standard Technical Support percentage rate schedule.

8.   SUBLICENSE REPORTS

          Within twenty (20) days of the last day of each and every month, the Alliance Member shall send Oracle a report detailing for that month:

     A. For each Sublicensed Application Package shipped during the prior month, Sublicensee name, address, make/model and operating system of the Designated System, date of shipment, Application Specific Full Use Programs shipped, maximum number of licensed Users, whether the Sublicense is a Trial Sublicense, and total Sublicense fees and Technical Support Fees due to Oracle;

     B. For each Application Program licensed to end-users to be used with previously installed software licensed by Oracle in conjunction with the Application Program, Sublicensee name, address, make/model and operating system of the computer, and date of installation; and

     C. The Distributor agreements executed during the prior month, including names and addresses of the Distributors.

          The Alliance Member shall require its Distributors to report this information to the Alliance Member on a monthly basis and will include it in the report for the month in which the Alliance Member received the information. The Alliance Member shall provide Oracle with payment of all fees required under the monthly report with such report in the form of a check made out in the amount of such fees.

7.   ADDITIONAL LICENSES

          During the Term, the Alliance Member may order production release versions of Oracle off-the-shelf Programs available as production release as of the Effective Date of this Addendum and listed on the Price List in effect as of such date. The license fee for Development Licenses shall be equal to Oracle's standard list license fees in effect when an order is placed. The Alliance Member shall have the right to order Programs for use as Marketing Support Licenses at no further charge to the Alliance Member. The Alliance Member may obtain Technical Support services from Oracle for such Programs under Oracle's applicable Technical Support fees and policies in effect when such services are ordered.

     The Effective Date of this Addendum shall be January 1, 2000.
                                                  ----------------

     EXECUTED BY THE ALLIANCE MEMBER:

     Authorized Signature: /s/ Donald Bloodworth
                           ---------------------
     Name: Donald Bloodworth
           -------------------------------------
     Title: CFO
            ------------------------------------


     EXECUTED BY ORACLE CORPORATION:


     Authorized Signature: /s/ Simeon Enemuo
                           ---------------------
     Name: /s/ SIMEON ENEMUO
           -------------------------------------
     Title: CONTRACT SPECIALIST
           -------------------------------------


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

Oracle Corporation
500 Oracle Parkway
Redwood Shores, CA 94095
(650) 506-7000
Oracle is a registered trademark of Oracle Corporation.
1-00

                                AMENDMENT ONE
                                   TO THE
                   APPLICATION SPECIFIC SUBLICENSE ADDENDUM
                                   TO THE
                          ORACLE ALLIANCE AGREEMENT
                                   BETWEEN
                               MEDICALOGIC INC
                                     AND
                              ORACLE CORPORATION

This document ("Amendment One") shall serve to amend the Application Specific Addendum dated Jan. 1, 2000 (the "Addendum") to the Oracle Alliance Agreement between Medicalogic Inc (the "Alliance Member") and Oracle Corporation ("Oracle") dated Jan. 1, 2000 (the "Agreement").

The Addendum is amended as follows:

1. In the first paragraph of Section 2.1, delete the words "forty percent (40%)" and replace with the words "thirty-five percent (35%)".

2. In the second paragraph of Section 2.1, replace the words "twenty (20)" with the words "thirty (30)".

3. In the first sentence of Section 3, delete the words "for three (3) years (the "Term") from the Effective Date," replace with the words "until December 31, 2001".

4.   In Section 5.2, delete the following:


     "Technical Support                              Technical Support
     Services Level                                  Percentage Rate
     ------------------                              -----------------
     Bronze                                                16%
     Silver                                                19%
     Gold                                                  26%"

and replace with the following:


     "Technical Support                              Technical Support
     Services Level                                  Percentage Rate
     ------------------                              -----------------
     Bronze                                                16%
     Product Support & Update Subscription                 19%

The Alliance Member can sell only Update Subscription Services at fifteen percent (15%) royalty rate of net license fees, provided that the Alliance Member does not sell technical phone support to those customers."


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

5.   In Section 6A, delete the words, "and Technical Support Fees due to
     Oracle".

6. In the first sentence of Section 6, replace the words "twenty (20)" with the words "thirty (30)".

Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged, and in full force and effect.

The Effective Date of this Amendment One is January 1, 2000.


MEDICALOGIC/MEDSCAPE, INC.                 ORACLE CORPORATION


By: /s/ Donald Bloodworth                  By: /s/ Simeon Enemuo
   -------------------------------            -------------------------------
Name: Donald Bloodworth                    Name: SIMEON ENEMUO
     -----------------------------              -----------------------------
Title:   CFO                               Title:  CONTRACT SPECIALIST
      ----------------------------               ----------------------------


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